UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.            )

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Community Capital Trust

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COMMUNITY CAPITAL TRUST

2500 Weston Road

Suite 101

Weston, Florida 33331

May 28, 2019

Dear Community Capital Trust Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of Community Capital Trust (the “Trust”) to be held on June 26, 2019 at 10:30 a.m. Eastern Time at the offices of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103.

At the Meeting, you will be asked to vote upon the following proposal:

●	Election of three Trustees of the Trust.

A formal Notice of Special Meeting of Shareholders and Proxy Statement setting forth in detail the matter to come before the Meeting are attached hereto, and a proxy card is enclosed for your use. You should read the Proxy Statement carefully. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS NEEDED. The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the proposal described in the Proxy Statement. We value our relationship with you and look forward to your vote in favor of the election of Trustees.

Sincerely,

John E. Taylor
Chairman

Please review the enclosed materials and, if you do not plan to be present at the Meeting, complete, sign, date and return the enclosed proxy card. It is important that you return the proxy card to ensure your shares will be represented at the Meeting.

COMMUNITY CAPITAL TRUST

2500 Weston Road

Suite 101

Weston, Florida 33331

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 26, 2019

To the Shareholders of Community Capital Trust:

A Special Meeting of Shareholders (the “Meeting”) of Community Capital Trust (the “Trust”) will be held on June 26, 2019 at 10:30 a.m. Eastern Time at Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103 for the following purposes:

(1)	To elect three Trustees of the Trust;

(2)	To transact such other business as may properly come before the Meeting and any adjournment thereof.

The Trustees of the Trust unanimously recommend that you vote FOR the proposal.

The matter referred to above is discussed in the Proxy Statement attached to this Notice. Shareholders of record at the close of business on May 15, 2019, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting or at any adjournments thereof. Each Shareholder is invited to attend the Meeting in person.

If you cannot be present at the Meeting, we urge you to sign, date and return promptly in the enclosed envelope the accompanying proxy card. This is important for the purpose of ensuring a quorum at the Meeting. A proxy may be revoked by any shareholder at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Trust’s Secretary, or by withdrawing the proxy and voting in person at the Meeting.

By Order of the Board of Trustees
of Community Capital Trust

Michael P. Malloy
Secretary

May 28, 2019

COMMUNITY CAPITAL TRUST

2500 Weston Road

Suite 101

Weston, Florida 33331

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or the “Trustees”) of Community Capital Trust (the “Trust”) for use at the Trust’s Special Meeting of Shareholders to be held at the offices of Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103, on June 26, 2019 at 10:30 a.m. Eastern Time. The Special Meeting of Shareholders and any adjournments thereof are referred to in this Proxy Statement as the “Meeting.”

This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and accompanying proxy card(s) will first be mailed on or about May 30, 2019.

The Trust offers two investment funds, each of which is referred to herein as a “Fund” and, collectively, as the “Funds.” The Funds of the Trust are: CCM Alternative Income Fund (the “CCM Fund”) and The Community Reinvestment Act Qualified Investment Fund (the “CRA Fund”).

The following table summarizes the proposal to be voted on at the Meeting and indicates those shareholders that are being solicited with respect to the proposal:

Proposal	Shareholders Solicited
(1) To elect three (3) Trustees.	All shareholders of the Funds of the Trust will vote together in the aggregate and not separately by Fund.

Record holders of shares of beneficial interest of the Funds at the close of business on May 15, 2019, the record date for the Meeting (“Record Date”), will be entitled to notice of and to vote at the Meeting. As of the Record Date, the number of outstanding shares of each of the Funds was as follows:

Fund	Number of Shares
CCM Fund	5,875,357.11
CRA Fund	198,839,728.83

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote. There will be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy.

It is expected that the solicitation of proxies will be primarily by mail. However, the Trust’s officers and personnel of the Trust’s administrator and transfer agent may also solicit proxies by telephone, facsimile, the Internet or in person. In addition, AST Fund Solutions has been engaged to assist in the solicitation of proxies at an estimated cost of $45,000.

Signed proxies received by the Trust in time for voting and not revoked will be voted in accordance with the directions specified therein. The Board recommends a vote FOR the election of the Trustee nominees described in this Proxy Statement. If no specification is made, the proxy will be voted FOR the election of the Trustee nominees, and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment thereof.

Any person giving a proxy may revoke it any time before it is exercised by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or by attending the Meeting and electing to vote in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 26, 2019. THIS PROXY STATEMENT IS AVAILABLE ONLINE AT WWW.PROXYONLINE.COM/DOCS/COMMUNITYCAPITALTRUST.PDF

The Trust will furnish, without charge, copies of its most recent Annual and Semi-Annual Reports to any shareholder upon request. The Annual and Semi-Annual Reports may be obtained by writing to Community Capital Trust, P.O. Box 588, Portland, ME 04112, by toll-free telephone request at 1-888-272-0007, or on the Internet at www.ccminvests.com.

PROPOSAL

ELECTION OF TRUSTEES

At the Meeting, shareholders will be asked to elect each of the following three nominees to serve as Trustees of the Trust (the “Board”): Irvin M. Henderson, Robert O. Lehrman and Mirian Saez (each a “Nominee” and, collectively, the “Nominees”). These three individuals have not previously been elected by shareholders of the Trust.

Messrs. Henderson and Lehrman have served (and currently serve) as Trustees of the Trust since they were originally appointed in 2000. The other Nominee – Ms. Saez – does not currently serve on the Board. However, on January 24, 2019, Ms. Saez was unanimously approved by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), to stand for election, upon a recommendation from the Trust’s Governance Committee.

If elected by shareholders at the Meeting, the Nominees will hold office for an indefinite term beginning on the date of such approval by shareholders. The Board would be able to fill future vacancies by appointment (subject to the requirement of the 1940 Act that, after such appointment, at least two-thirds of the Trustees holding office must have been elected by shareholders) without incurring the additional expense associated with calling shareholder meetings to fill those vacancies.

Information concerning the Nominees and other relevant information is set forth below. The persons named as proxies in the accompanying Proxy have been designated by the Board and intend to vote for the Nominees named below, unless authority to vote for a particular Nominee is withheld. Each Nominee has consented to being named in this Proxy Statement and to serve if elected. Should any Nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute Nominee as the Board may recommend unless a decision is made to reduce the number of Trustees serving on the Board.

The following table sets forth the Nominees and Trustees, their ages, addresses, positions held with the Trust, term of office and length of time served, principal occupations for the past five years, and other directorships they hold in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or are registered as investment companies under the 1940 Act. Nominees who are not deemed to be “interested persons” of the Trust are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

The Governance Committee of the Board, in consultation with legal counsel for the Independent Trustees and counsel for the Trust, conducted a search for qualified candidates for Board membership, seeking nominees who were both qualified and who would bring relevant expertise to the Board.

Independent Trustee Nominees

Name, Age and Address[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Irvin M. Henderson Age 63	Trustee	Since 6/26/00	President and Chief Executive Officer, Henderson & Company (consulting firm), 1993 to present.	2	None
Robert O. Lehrman Age 84	Trustee	Since 9/29/00	Business consultant and special counsel, 1997 to present; formerly: director, Community Capital Bank, New York, NY; President and Chief Executive Officer, Community Bankers Association, New York.	2	None
Mirian Saez Age 62	N/A	N/A	Director of Island Operations, City and County of San Francisco, 2006 to present; Executive Advisory Council, Leadership California, Inc. (a non-profit), 2013 to present; Executive Committee, Mercy Housing California, Inc. (a non-profit), 2014 to present; formerly: Co-Chair Finance Committee, WDC Board of Education; Oversight Board, Resolution Trust Corporation.	2	None

Independent Trustees

Name, Age and Address[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
John E. Taylor Age 69	Chairman of the Board and Trustee	6/1/99	President and Founder, National Community Reinvestment Coalition, January 1992 to present.	2	None
Burton Emmer Age 82	Trustee	Since 6/1/99	Assistant to Chief Executive Officer, CHS Electronics, Inc., October 1998 to December 2000; Partner, Grant Thornton LLP (certified public accountants), August 1979 to August 1998.	2	None
Heinz Riehl Age 83	Trustee	6/1/99	President, Riehl World Training & Consulting, Inc. (bank consulting), 1996 to present.	2	None

1	Each Trustee may be contacted by writing to the Trustee, c/o Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103.

2	Each Trustee holds office until he or she resigns, is removed or dies. The President, Treasurer and Secretary shall hold office for a one-year term and until their respective successors are chosen and qualified, or until such officer dies or resigns.

3	The Fund Complex consists of the Trust. The Trust has two funds, the CRA Fund and the CCM Alternative Income Fund.

4	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Nominee and Trustee Experience, Qualifications, Attributes and/or Skills

The information above includes each Nominee’s and Trustee’s principal occupations during the last five years. Each Nominee and Trustee possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Trustee. The cumulative background of each Nominee and Trustee led to the conclusion that each Nominee and Trustee should serve as a Trustee for the Trust.

Independent Trustees and Independent Trustee Nominees

Mr. Taylor, an attorney, brings to the Board over 25 years of senior executive-level management experience in the community development sector and has served on the boards of many government and non-profit entities. Mr. Emmer brings over three decades of financial and accounting experience to the Board, in addition to senior executive-level management experience. Mr. Riehl has demonstrated leadership and management abilities as evidenced in his senior executive positions in the banking and consulting industries. Mr. Henderson has been an executive in various aspects of the financial planning and community development areas and also has served on the boards of many non-profit entities. Mr. Lehrman has been a government counsel, and senior executive and board member in the banking and utilities industries, and for corporations and non-profits. His voluntary service has included the fields of community development and affordable housing, education, cultural groups, foundations, health and human services, and professional societies. Ms. Saez has demonstrated leadership and management abilities as evidenced by her experience in leading and operating government housing agencies and serving on non-profit boards.

Board and Committee Meetings

During the fiscal year ended May 31, 2018, the Trustees met six times. Each of the Trustees then in office attended all of the meetings of the Board.

Standing Board Committees

The Board of Trustees has established four committees: Audit, Market Risk, Governance and CRA Compliance.

The Audit Committee annually considers the engagement and compensation of the Trust’s independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust’s financial statements. Mr. Emmer is the Chairman of the Audit Committee and Messrs. Riehl and Lehrman are members of the Committee. The Audit Committee met two times during the fiscal year ended May 31, 2018.

The Governance Committee is responsible for (1) the selection and nomination of candidates to serve as trustees, committee members, chairs and officers of the Funds; (2) reviewing and recommending the level of compensation for the independent trustees; and (3) oversight of all other Trust governance issues. Mr. Lehrman is Chairman of the Governance Committee and Messrs. Henderson and Taylor are members of the Committee. The Governance Committee met four times during the fiscal year ended May 31, 2018.

The Market Risk Committee is responsible for the review of pricing and valuation, interest rate risk and credit risk issues. Mr. Riehl is the Chairman of the Market Risk Committee and Messrs. Emmer and Taylor are members of the Committee. The Market Risk Committee met four times during the fiscal year ended May 31, 2018.

The CRA Compliance Committee is responsible for the review of the Trust’s CRA compliance issues. Mr. Henderson is Chairman of the CRA Compliance Committee and Messrs. Taylor and Riehl are members of the Committee. The CRA Compliance Committee met four times during the fiscal year ended May 31, 2018.

Risk Oversight

The Board of Trustees performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through Community Capital Management, Inc. (the “Advisor”) and other service providers, Trust officers and the Trust’s chief compliance officer (“CCO”). The Trust is subject to a number of risks, including but not limited to investment risk, price risk, liquidity risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Funds is the responsibility of the Advisor or other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs. Each of the Advisor and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Committees, the Advisor or other service providers, receiving and approving compliance policies and procedures and meeting regularly with the Trust’s CCO to discuss compliance reports, findings and issues. The Board also relies on the Advisor and other service providers, with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Trust’s independent registered public accounting firm to ensure that the Trust’s audit scope includes risk-based considerations as to the Trust’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Compensation

Each Trustee receives a $44,000 retainer, and $4,000 for each board meeting attended, whether participation is in person or by telephone. The annual Board Chair fee is $15,000, the annual Audit Committee Chair fee is $12,000 and the annual fee for other Committee Chairs is $11,000. For the fiscal year ended May 31, 2018, the Trustees and Officers received aggregate fees, excluding expenses, of $594,649. Drinker Biddle & Reath LLP, of which Michael P. Malloy, Secretary of the Trust, is a partner, receives legal fees as counsel to the Trust. David K. Downes, an employee of the Advisor, does not receive compensation from the Trust for acting as President of the Trust. Alyssa D. Greenspan and Jessica Botelho, employees of the Advisor, do not receive compensation from the Trust for acting as Vice Presidents of the Trust. Mr. Malone receives $70,000 in compensation for acting as Treasurer of the Trust. Little Consulting Group, Inc. (“Little Consulting”), located at 11 Gina Marie Lane, Elkton, MD 21921, provides compliance services to the Trust, including but not limited to providing a designated Chief Compliance Officer (“CCO”) for the Trust, pursuant to a Compliance Services Agreement. Pursuant to the Compliance Services Agreement, the Trust pays Little Consulting monthly and hourly fees for designated CCO services and ongoing compliance management services identified in the Agreement, plus reasonable out-of-pocket expenses. For the fiscal year ended May 31, 2018, Ms. Little received $126,824.25 in fees for her services as CCO.

As of December 31, 2018, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Trust.

The table below sets forth the compensation that the Independent Trustees of the Trust received for the fiscal year ended May 31, 2018. Currently, all Trustees of the Trust are Independent Trustees.

Name of Person/Position	Aggregate Compensation from the CCM Fund	Aggregate Compensation from the CRA Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Fund Complex (including the Fund)[1]
Burton Emmer Trustee	$1,236	$78,764	$0	$80,000
Heinz Riehl Trustee	$1,221	$78,764	$0	$79,000
John E. Taylor Trustee	$1,283	$78,764	$0	$83,000
Irvin M. Henderson Trustee	$1,221	$78,764	$0	$79,000
Robert O. Lehrman Trustee	$1,221	$78,764	$0	$79,000

[1]	The Fund Complex consists of the Trust. The Trust has two funds, the CRA Fund and the CCM Alternative Income Fund.

Nominee and Trustee Beneficial Ownership of Fund Shares

The table below sets forth the dollar range of equity securities beneficially owned by each Nominee and Trustee as of December 31, 2018.

Name of Trustee	Dollar Range of Equity Securities in the CCM Fund	Dollar Range of Equity Securities in the CRA Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Burton Emmer	None	None	None
Heinz Riehl	Over $100,000	$50,001-$100,000	Over $100,000
John E. Taylor	$50,001-$100,000	$1-$10,000	Over $100,000
Irvin M. Henderson	None	None	None
Robert O. Lehrman	None	$50,001-$100,000	$50,001-$100,000
Mirian Saez	None	None	None

Independent Registered Public Accounting Firms

On November 2, 2018, the Trust by action of the Board upon the recommendation of the Trust’s Audit Committee engaged Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm to audit the Funds’ financial statements for the fiscal year ending May 31, 2019. During the Funds’ fiscal years ended May 31, 2018 and May 31, 2017, neither the Trust, the Funds nor anyone on their behalf has consulted with Deloitte & Touche LLP on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(l)(iv) of Item 304 of Regulation S-K under the 1934 Act (“Regulation S-K”)) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Grant Thornton LLP (“Grant Thornton”) was dismissed as the independent registered public accounting firm to the Trust effective November 6, 2018. Grant Thornton’s reports on the Funds’ financial statements for the fiscal years ended May 31, 2018 and May 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal years ended May 31, 2018 and May 31, 2017, (i) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such fiscal years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

Representatives of Deloitte are not expected to be present at the Meeting or be available by telephone to respond to questions from shareholders. Representatives of Deloitte will not be given an opportunity to make statements at the Meeting.

Independent Registered Public Accounting Firm’s Fees

The following paragraphs include information about the aggregate fees paid to Grant Thornton for the two most recent fiscal years.

Audit Fees

Audit fees are fees related to the audit of and review of the Trust’s financial statements included in annual reports and registration statements and other services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Grant Thornton for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $91,450 and $86,975 for fiscal years ended May 31, 2018 and 2017, respectively.

Audit-Related Fees

Audit-related fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but are not reported as audit fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by Grant Thornton that are reasonably related to the performance of the audit of the Trust’s financial statements were $0 and $1,050 for the fiscal years ended May 31, 2018 and 2017, respectively.

Tax Fees

Tax fees are fees associated with tax compliance, tax advice and tax planning. The aggregate fees billed in each of the last two fiscal years for professional services rendered by Grant Thornton for tax compliance were $10,050 and $9,400 for the fiscal years ended May 31, 2018 and 2017, respectively.

All Other Fees

No fees were billed by Grant Thornton for products and services provided to the Trust other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above for the fiscal years ended May 31, 2018 and 2017, respectively.

Non-Audit Fees

All non-audit fees billed by Grant Thornton for services rendered to the Trust for the fiscal years ended May 31, 2018 and May 31, 2017 are disclosed in “Audit-Related Fees,” “Tax Fees” and “All Other Fees” above. There were no non-audit services performed by Grant Thornton for the Advisor.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee may review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Audit Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the 1934 Act, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting.

The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the 1934 Act to management. The foregoing pre-approval requirement with respect to the provision of non-audit services may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The Audit Committee does not currently have pre-approval policies and procedures. Instead, the Audit Committee Chairman approves on a case-by-case basis each audit and non-audit service before the accountant is engaged by the Trust.

None of the audit-related fees and tax fees reported above were approved by the Trust’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X under the 1934 Act. In addition, there were no services provided by the Trust’s independent registered public accounting firm to the Trust’s service affiliates that were approved by the Trust’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(ii) of Regulation S-X.

The Trust’s Audit Committee has considered whether the provision of non-audit services to the Advisor and service affiliates that did not require pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the auditor’s independence.

The Board of Trustees unanimously recommends that
shareholders vote “FOR” the election of each of the Nominees.

ADDITIONAL INFORMATION

Officers of the Trust

The following table sets forth certain information about the Trust’s officers. Each officer is elected by the Board of Trustees of the Trust. The President, Treasurer and Secretary each serve for a one-year term and until their respective successors are chosen and qualified, or until such officer dies or resigns. Each of the other officers holds office at the pleasure of the Trustees.

Name, Address and Age	Position(s) Held with the Trust	Served in Position Since	Principal Occupation(s) During Past 5 Years
OFFICERS
David K. Downes c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 79	President	1/29/04	Chair of the Board of Community Capital Management, Inc. since January 2016; Vice Chair of Community Capital Management, Inc. from February 2015 to January 2016; Chief Executive Officer, Community Capital Management, Inc. from January 2004 to February 2015.
Alyssa D. Greenspan c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 46	Vice President	10/22/10	President, Community Capital Management, Inc. since January 2015; Chief Operating Officer, Community Capital Management, Inc. since June 2009; Senior Vice President and Portfolio Manager, Community Capital Management, Inc. since May 2003.
Jessica Botelho c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age: 35	Vice President	10/21/16	Director of CRA & Impact Research, Community Capital Management, Inc. since July 2017; Director, Shareholder Relations, Community Capital Management, Inc. since May 2015; Associate Director, Shareholder Relations, Community Capital Management, Inc. from May 2013 to April 2015.

Name, Address and Age	Position(s) Held with the Trust	Served in Position Since	Principal Occupation(s) During Past 5 Years
OFFICERS
James Malone, CFA c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 48	Treasurer	4/1/14	Chief Financial Officer of Community Capital Management, Inc. since July 2013; Director of Investment Platforms, since September 2011.
Stefanie J. Little Little Consulting Group, Inc. 11 Gina Marie Lane Elkton, MD 21921 Age 51	Chief Compliance Officer	12/18/09	President, Little Consulting Group, Inc. since 2011; Managing Member, Chenery Compliance Group LLC since 2015; Chief Compliance Officer of Community Capital Management, Inc. since January 2010.
Michael P. Malloy Drinker Biddle & Reath LLP One Logan Square Suite 2000 Philadelphia, PA 19103 Age 59	Secretary	6/1/99	Partner, Drinker Biddle & Reath LLP (law firm) since 1993.

INFORMATION ABOUT ADVISOR, ADMINISTRATOR, TRANSFER AGENT AND

DISTRIBUTOR

Investment Advisor.  Community Capital Management, Inc., with principal offices located at 2500 Weston Road, Suite 101, Weston, FL 33331, serves as investment adviser to the Funds.  The Advisor is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Administrator and Transfer Agent. SEI Investments Global Funds Services (the “Administrator”), located at One Freedom Valley Drive, Oaks, PA 19456, provides administration and fund accounting services for the Funds pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator is responsible for a wide variety of functions, including but not limited to:

●	Fund accounting services

●	Financial statement preparation

●	Valuation of the Funds’ portfolio securities

●	Pricing the Funds’ shares

●	Assistance in preparing tax returns

●	Preparation and filing of required regulatory reports

●	Coordination of Board and shareholder meetings

●	Monitoring the Funds’ legal compliance.

Effective March 4, 2019, Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101 (the “Transfer Agent”), serves as the Funds’ transfer agent. Prior to March 4, 2019, SEI Institutional Transfer Agent, Inc., assignee of SEI Investment Management Company, located at One Freedom Valley Drive, Oaks, PA 19456, served as the Fund’s transfer agent.

Distributor.  SEI Investments Distribution Co. (the “Distributor”), located at One Freedom Valley Drive, Oaks, PA 19456, serves as principal underwriter for the Funds’ shares. Shares of the Funds are sold on a continuous basis. The distribution agreement between the Trust and the Distributor requires the Distributor to use all reasonable efforts in connection with the distribution of the Funds’ shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives.

Beneficial Owners of the Trust

The beneficial owners of more than 5% of the outstanding shares of each Fund of the Trust as of the Record Date are as follows:

Fund	Name and Address of Owner	Number of Shares	Percentage of Class	Percentage of Fund
CCM Alternative Income Fund	National Financial Services LLC FBO Our Customers 200 Liberty St New York, NY 10281	2,142,245	N/A	36.46%
CCM Alternative Income Fund	Charles Schwab & Co Inc Special Custody Account FBO Customers 101 Montgomery St San Francisco, CA 94104	1,073,280	N/A	18.27%
CCM Alternative Income Fund	FOLIOfn Investments Inc 8180 Greensboro Drive, 8th Floor McLean, VA 22102	385,754	N/A	6.57%
CCM Alternative Income Fund	LPL Financial FBO Customer Accounts P.O. Box 509046 San Diego, CA 92150-9046	370,133	N/A	6.30%
CRA Fund – Institutional Class	Morgan Stanley Smith Barney LLC For Exclusive Benefit of Its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1901	16,347,381	23.60%	8.22%

CRA Fund – Institutional Class	National Financial Services LLC FBO Our Customers 200 Liberty St New York, NY 10281	16,296,242	23.53%	8.20%
CRA Fund – Institutional Class	Charles Schwab & Co Inc Special Custody Account FBO Customers 101 Montgomery St San Francisco, CA 94104	8,872,764	12.81%	4.46%
CRA Fund – Institutional Class	Merrill Lynch Pierce Fenner & Smith Inc For the Sole Benefit of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246	8,611,970	12.43%	4.33%
CRA Fund – CRA Class	HSBC Bank USA National Association 1421 W Shure Dr #100 Arlington Heights, IL 60004-7810	12,395,449	9.92%	6.23%
CRA Fund – Retail Class	National Financial Services LLC For the Exclusive Benefit of Our Customers 200 Liberty St One World Financial Ctr New York, NY 10281	2,143,934	46.33%	1.08%
CRA Fund – Retail Class	Charles Schwab & Co Inc Special Custody Account FBO Customers 101 Montgomery St San Francisco, CA 94104	1,420,895	30.71%	0.71%
CRA Fund – Retail Class	Charles Schwab & Co Inc Special Custody A/C FBO Customers 221 Main St San Francisco, CA 94105	281,654	6.09%	0.14%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.

Other Matters

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon according to their best judgment in the interests of the Trust and its shareholders.

Voting Information

The enclosed proxy is revocable by a shareholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust’s principal executive offices), by executing another proxy or by attending the Meeting and voting in person. All valid proxies received prior to the Meeting will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on the proxy and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the Proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.

In the event that at the time the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust present and voting in person or by proxy at the session of the Meeting to be adjourned. Any adjourned session may be held without further notice. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such Proposal against any such adjournment. A shareholder vote may be taken on the Proposal prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.

One-third of the outstanding shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, but any lesser number shall be sufficient for adjournments.

With respect to the Proposal, a plurality will elect a Trustee.

Procedures For Shareholder Communications With Board

The Trust’s Board will receive and review written correspondence from shareholders. Each Trustee may be contacted by writing to the Trustee, c/o Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103.

Cost of Proxy Solicitation

Each Fund will bear its allocable portion of proxy solicitation expenses, including the cost of preparing, assembling and mailing materials used in connection with solicitation of proxies. The Funds will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy materials to beneficial holders.

Shareholder Proposals

Shareholders may recommend candidates for nomination as Trustees. Any recommendation submitted by shareholders shall include the information specified in the Governance Committee Charter, which is attached as Exhibit A. Recommendations should be submitted to the Committee in writing in care of the Trust’s Secretary, Michael P. Malloy, Esq., Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103.

Meetings of shareholders (including meetings involving only the holders of shares of one or more but less than all Funds or classes) may be called by the Trustees from time to time for the purpose of taking action upon any matter as to which the vote or authority of shareholders is required or permitted. Special meetings of the shareholders of any Fund may be called by the Trustees and shall be called by the Trustees upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote, except to the extent that a lesser percentage is prescribed by the 1940 Act. Notice shall be sent, postage prepaid, by mail or such other means determined by the Trustees, at least 7 days prior to any such meeting.

Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of the shares entitled to vote on the matter (or such larger portion thereof as shall be required by law, by any provision of the Declaration of Trust or by the Trustees) consent to the action in writing.

Dated: May 28, 2019

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER

COMMUNITY CAPITAL TRUST

CCM Alternative Income Fund

The Community Reinvestment Act Qualified Investment Fund

The undersigned, revoking prior proxies, hereby appoints Burton Emmer and Michael P. Malloy, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Community Capital Trust (the "Trust"), to be held at the offices of Drinker Biddle & Reath LLP, located at One Logan Square, Suite 2000, Philadelphia, PA 19103 on June 26, 2019 at 10:30 a.m., Eastern Time, or at any adjournment thereof, all shares of beneficial interest in the CCM Alternative Income Fund and/or The Community Reinvestment Act Qualified Investment Fund that are held by the undersigned on the record date for the meeting, upon the following matters.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 26, 2019. The proxy statement for this meeting is available at:

proxyonline.com/docs/communitycapitaltrust.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

COMMUNITY CAPITAL TRUST

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	WITHHOLD
1.	**Election of Trustees**		
1.1	Irvin M. Henderson	○	○
1.2	Robert O. Lehrman	○	○
1.3	Mirian Saez	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EXHIBIT A

Community Capital Trust

Governance Committee Charter

Organization and Purpose

The Trustees of Community Capital Trust (the “Trust”) have established a Governance Committee (the “Committee”), to serve also as a Nominating and Compensation Committee, comprising 2 to 4 of the independent Trustees as may selected by the Board from time to time. “Independent Trustees” are those who are not “interested persons” of the Trust or the investment adviser or principal underwriter of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

The Committee has been established for the following purposes: (1) assisting the Board of Trustees in matters involving mutual fund governance and industry best practices; (2) considering and proposing for Board approval persons to be nominated as Trustees of the Trust; (3) considering and proposing for Board approval Committee members and chairs and Trust officers; (4) considering and recommending for Board approval Trust officers, Committee and chair compensation; and (5) advising the Board of Trustees from time to time on ways to improve its effectiveness.

Summary of Committee Responsibilities

The Committee will have the following responsibilities:

●	Oversee and review any Board and committee evaluations performed from time to time and, based on its review, recommend such actions as the Committee deems appropriate.

●	Keep informed of regulatory changes and industry practices relating to mutual fund governance, including nominations and compensation, and recommend such changes as the Committee deems appropriate.

●	Oversee the continuing education of Independent Trustees.

●	Consider and recommend for Board approval candidates for election or appointment as members of the Board of Trustees as discussed below.

●	Consider and recommend for Board approval the compensation of Trustees, Trust officers, Committee members and Committee chairs.

In addition to the above, the Board also has adopted (1) certain recommendations with respect to Governance at the December 19, 2002 Regular Meeting of the Board of Trustees, (2) a policy on the Guidelines for the Payment of Trustees’ Expenses and (3) other policies regarding governance of the Trust.

In carrying out its responsibilities under this Charter, the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board of Trustees and shareholders that the Trust’s governance, nominations and compensation practices are in accordance with applicable requirements and are of the highest quality.

A-1

Qualification of Candidates

The Board has established no minimum qualifications to serve as a Trustee. The Committee shall have exclusive responsibility for the selection and nomination of the candidates for election or appointment of all Trustees of the Trust. In selecting and nominating persons to serve as Independent Trustees under the 1940 Act, however, the Committee will evaluate the qualifications of candidates for Board membership and their independence from the Trust’s investment adviser and other principal service providers. Otherwise, the Committee shall consider all factors it deems necessary to evaluate whether a candidate for a position as Trustee has the ability to fulfill the responsibilities of a Trustee. Without limiting the foregoing, the Committee will consider, among other criteria, a candidate’s:

(a)	experience in business, financial, accounting or investment matters -- including qualifications to serve as “Audit Committee Financial Expert” -- or in other fields of endeavor relevant to Trust business such as legal and regulatory matters, the Community Reinvestment Act, banking and community development and socially responsible investing;

(b)	reputation;

(c)	ability to attend scheduled Board and Committee meetings;

(d)	general availability to attend to Board business on short notice;

(e)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trust;

(f)	education;

(g)	experience on other boards;

(h)	commitment to the representation of the interests of the Trust and its shareholders;

(i)	commitment to maintaining and improving Trustee skills and education; and

(j)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering and proposing Trustee candidates, it is expected that the Committee will consult such persons as the Committee deems appropriate.

The Committee shall submit recommended candidates for appointment or election as Trustees to the full Board of Trustees for approval. Upon Board approval of a candidate, an invitation to join the Board or notification that a candidate will be submitted to shareholders for election shall be made through a joint communication by the Chairman of the Committee and the Chairman of the Board.

A-2

Procedures for Shareholder Nominations

Management of the Trust shall ensure that any proxy statement relating to the election of Trustees inform shareholders that they may recommend candidates for nomination as Trustees and that they may do so by sending a written recommendation addressed to the Committee at the Trust’s principal place of business. Management of the Trust also shall ensure that any required information with respect to shareholder nominations is properly included in the Trust’s Form N-CSR.

Any recommendation submitted by a shareholder shall include, at a minimum:

●	The name, address and telephone number of the recommending shareholder and information concerning the shareholder’s ownership of the Trust’s shares in sufficient detail to establish that the shareholder owned shares on the relevant record date; and

●	The name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information, including the criteria above, that might assist the Committee in evaluating the recommended nominee’s qualifications to serve as a Trustee.

Additional Matters

●	The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings.

●	The Committee may meet alone and outside the presence of management personnel.

●	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

●	The Committee will submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the full Board of Trustees.

●	The Committee will periodically review the provisions of this Charter.

A-3